Penn Series Funds, Inc.

Small Cap Growth Fund

Real Estate Securities Fund

Supplement dated May 23, 2013

to the Prospectus dated May 1, 2013

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus

Portfolio Manager Changes for the Small Cap Growth Fund (the “Fund”)

Effective May 13, 2013, Jonathan D. Coleman replaced Chad Meade and Brian Schaub as portfolio manager of the Fund, which is sub-advised by Janus Capital Management LLC.

As a result of the foregoing, the information under the heading “Portfolio Manager” in the Fund’s “Fund Summary” section in the Prospectus is replaced in its entirety with the information below.

Portfolio Manager

Jonathan D. Coleman, CFA, Co-Chief Investment Officer of Janus Capital Management LLC (through September 2013) has served as a portfolio manager of the Fund since May 2013.

In addition, the third, fourth and fifth paragraphs under the headings “Management — Sub-Advisers — Janus Capital Management LLC” are replaced in their entirety with the information below.

Jonathan D. Coleman, CFA, is Co-Chief Investment Officer of Janus (through September 2013). He is Portfolio Manager of Janus Triton Fund, which he has managed since May 2013. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus in 1994 as a research analyst. Mr. Coleman holds a Bachelor’s degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

Portfolio Manager Changes for the Real Estate Securities Fund (the “Fund”)

Effective May 1, 2013, Jason Yablon replaced Martin Cohen and Robert Steers as a portfolio manager of the Fund, which is sub-advised by Cohen & Steers Capital Management, Inc. Joseph M. Harvey continues to serves as leader of the portfolio management team, and Jon Cheigh and Thomas Bohjalian continue to serve as portfolio managers to the Fund.

As a result of the foregoing, the information under the heading “Portfolio Managers” in the Fund’s “Fund Summary” section in the Prospectus is replaced in its entirety with the information below.

Portfolio Managers

Joseph M. Harvey is President and Chief Investment Officer of Cohen & Steers and has been a portfolio manager of the Fund since May 2011.

Jon Cheigh is an Executive Vice President of Cohen & Steers and has been a portfolio manager of the Fund since May 2011.

Thomas Bohjalian, CFA, is an Executive Vice President of Cohen & Steers and has been a portfolio manager of the Fund since June 2012.

Jason Yablon is a Vice President of Cohen & Steers, Inc., the parent company of Cohen & Steers, and has been a portfolio manager of the Fund since May 1, 2013.

In addition, the second and third paragraphs under the headings “Management — Sub-Advisers — Cohen & Steers Capital Management, Inc.” are replaced in their entirety with the information below.

Cohen & Steers utilizes a team-based approach in managing the Fund. Joseph M. Harvey is the leader of this team. Jon Cheigh and Thomas Bohjalian direct and supervise the execution of the Fund’s investment strategy.

Mr. Harvey joined Cohen & Steers in 1992 and currently serves as President and Chief Investment Officer of Cohen & Steers and President of CNS. Mr. Cheigh joined Cohen & Steers in 2005 and currently serves as Executive Vice President of Cohen & Steers and CNS and head of the global real estate investment team of Cohen & Steers. Prior to May 2012, he served as a Senior Vice President of Cohen & Steers and CNS. Prior to joining Cohen & Steers, Mr. Cheigh was a Vice President and Senior Research Analyst for Security Capital Group. Mr. Bohjalian, CFA, joined Cohen & Steers in 2002 and currently serves as Executive Vice President of Cohen & Steers and CNS and head of the U.S. real estate investment team of Cohen & Steers. Prior to May 2012, he served as a Senior Vice President of Cohen & Steers and CNS. Prior to joining Cohen & Steers, Mr. Bohjalian was a Vice President and REIT Analyst at AEW Capital Management. Mr. Yablon joined Cohen & Steers in 2004 and currently serves as a Vice President of CNS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PM6153

Penn Series Funds, Inc.

Small Cap Growth Fund

Real Estate Securities Fund

Supplement dated May 23, 2013 to the Statement of Additional Information (“SAI”)

dated May 1, 2013

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI

Portfolio Manager Changes for the Small Cap Growth Fund (the “Fund”)

Effective May 13, 2013, Jonathan D. Coleman replaced Chad Meade and Brian Schaub as portfolio manager of the Fund, which is sub-advised by Janus Capital Management LLC.

As a result of the foregoing, the information under the headings “Portfolio Managers — Janus Capital Management LLC” is hereby deleted in its entirety and replaced with the following:

Compensation.  Janus compensates the Fund’s portfolio manager. The following describes the structure and method of calculating each portfolio manager’s compensation as of December 31, 2012. Each portfolio manager is compensated for managing the Fund specifically, and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation:  Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation:  Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

With respect to the portfolio manager’s quarterly variable compensation, the management fee revenue received by Janus in connection with such portfolio manager’s Managed Funds determines the maximum compensation that the individual portfolio manager can receive on a quarterly basis, which is then adjusted downward depending on the portfolio manager’s investment performance on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking (or, as may be applicable, a combination of two or more Lipper peer groups).

Each portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by sub-advisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

Newly hired portfolio managers may have guaranteed compensation levels during the first years of their employment with Janus.

The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with the JCGI’s Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Small Cap Growth Funds.

Fund Shares Owned by Portfolio Manager.  The portfolio manager did not beneficially own any shares of the Fund as of May 13, 2013.

Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of March 31, 2013.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jonathan D. Coleman*	8**	$9,600	None	None	3	$31

*	This Information does not account for portfolio manager changes subsequent to May 13, 2013. Effective May 13, 1013, Mr. Coleman became Portfolio Manager of the Janus Triton Fund, Co-Portfolio Manager of Janus Venture Fund and commenced managing other Janus accounts in the small cap growth and small and mid-cap growth strategies.
**	Two of the accounts included in the total, consisting of $8,905 million of the total assets in the category, have performance-based advisory fees.

Conflicts of Interest.  The portfolio manager may manage other accounts with investment strategies similar to the Fund. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as sub-adviser, and separately managed accounts or pooled investment vehicles, such as hedge funds, which may have materially higher fees than a fund or may have performance-based management fees. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by a Fund.

However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain fund holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Portfolio Manager Changes for the Real Estate Securities Fund (the “Fund”)

Effective May 1, 2013, Jason Yablon replaced Martin Cohen and Robert Steers as a portfolio manager of the Fund, which is sub-advised by Cohen & Steers Capital Management, Inc. Joseph M. Harvey continues to serves as leader of the portfolio management team, and Jon Cheigh and Thomas Bohjalian continue to serve as portfolio managers to the Fund.

As a result of the foregoing, the information under the headings “Portfolio Managers — Cohen & Steers Capital Management, Inc.” is hereby deleted in its entirety and replaced with the following:

Compensation.  Cohen & Steers compensates the Fund’s portfolio managers. Compensation of the Cohen & Steers’ portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Cohen & Steers’ parent, CNS. Cohen & Steers investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of Cohen & Steers investment professionals is reviewed primarily on an annual basis.

Method to Determine Compensation.  Cohen & Steers compensates its portfolio managers based primarily on the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. The investment performance of the portfolio managers of the Fund is measured, in part, relative to the performance of the FTSE EPRA Equity REIT Index. In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For portfolio managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. Cohen & Steers manages certain funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of Cohen & Steers varies in line with a portfolio manager’s seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Cohen & Steers and its affiliates. While the annual salaries of Cohen & Steers’ portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors.

Fund Shares Owned by Portfolio Managers.  The portfolio managers did not beneficially own any shares of the Fund as of May 1, 2013.

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2012, except that the information for Jason Yablon is provided as of March 31, 2013.

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Joseph M. Harvey*	17	$17,821	36	$15,678	36	$4,788
Jon Cheigh	7	$7,288	29	$3,771	15	$2,191
Thomas Bohjalian**	8	$12,101	7	$11,906	20	$2,312
Jason Yablon	5	$3,320	4	$745	1	$104

*	Two “Other Accounts” with total assets of $105.9 million are subject to a performance-based advisory fee.
**	One “Other Account” with total assets of $76.8 million is subject to a performance-based advisory fee.

Conflicts of Interests.  Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to one of the Fund’s strategies, Cohen & Steers has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to Cohen & Steers. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, Cohen & Steers strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of Cohen & Steers to allocate investment ideas pro rata to all accounts with the same primary investment objective, except where an allocation would not produce a meaningful position size.

Certain of the portfolio managers may from time to time manage one or more accounts on behalf of Cohen & Steers and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of Cohen & Steers however not to put the interests of the CNS Accounts ahead of the interests of client accounts. Cohen & Steers may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading, except as noted below. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the portfolio manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Certain accounts managed by Cohen & Steers may compensate Cohen & Steers using performance based fees. Orders for these accounts will be aggregated, to the extent possible, with any other account managed by Cohen & Steers, regardless of the method of compensation. In the event such orders are aggregated, allocation of partially-filled orders will be made on a pro-rata basis in accordance with pre-trade indications. An account’s fee structure is not considered when making allocation decisions.

Finally, the structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Cohen & Steers adopted certain compliance procedures that are designed to address the above conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PM6154